UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 24, 2015

Commission File Number: 001-35768

WASHINGTONFIRST BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA	26-4480276
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
11921 Freedom Drive, Suite 250, Reston, Virginia 20190
(Address of principal executive offices) (Zip Code)

(703) 840-2410
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On February 24, 2015, WashingtonFirst Bankshares, Inc. (the “Company”), the holding company for WashingtonFirst Bank, issued a press release, a copy of which is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein ("February 24, 2015 Press Release"). In its February 24, 2015 Press Release, the Company announced that its Board of Directors declared a cash dividend of five cents ($0.05) per share payable on April 1, 2015, to stockholders of record as of March 11, 2015. The dividend payout will be approximately $478,000, on 9.6 million shares of voting and non-voting common stock.
The information included or incorporated in Item 7.01 of this current report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 8.01. Other Events.
In its February 24, 2015 Press Release, the Company also announced that it has redeemed another $4.4 million (4,449 shares), of the outstanding Series D Preferred Stock ("Series D Preferred Stock") that had been issued to the Secretary of the Treasury ("Treasury") in August 2011 through the Company's participation in the Small Business Lending Fund ("SBLF"). In August 2014, the Company redeemed $4.4 million (4,449 shares), or 25% of the original $17.8 million. With this second redemption, the Company will have redeemed 50% of its original shares, $8.9 million (8,898 shares) of the original outstanding Series D Preferred Stock. The shares were redeemed at their liquidation value of $1,000 per share plus accrued dividends through February 20, 2015, for a total redemption price of $4,455,055.68.
This second partial redemption was approved by the Company’s primary federal regulator and funded with the Company’s surplus capital. After the partial redemption, the Company and its wholly-owned banking subsidiary, WashingtonFirst Bank, will continue to have capital in excess of minimum regulatory requirements and at levels that qualify as “well capitalized” under applicable regulatory guidelines. The Company continues to have outstanding $8.9 million (8,898 shares) of Series D Preferred Stock issued through the SBLF program.
Item 9.01. Financial Statements and Exhibits.
(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits. The press release issued by WashingtonFirst Bankshares, Inc. dated February 24, 2015.

Number	Description
99.1	Press release issued by WashingtonFirst Bankshares, Inc. dated February 24, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
WASHINGTONFIRST BANKSHARES, INC.

February 24, 2015	/s/ Matthew R. Johnson
Date	Matthew R. Johnson
Executive Vice President and Chief Financial Officer

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